EXHIBIT 99.2

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (the “Agreement”) is effective as of March 20, 2017 (the “Effective Date”) by and between INDOOR HARVEST CORP, a Texas corporation (the “Company”) and FIRSTFIRE GLOBAL OPPORTUNITIES FUND LLC, a Delaware limited liability company, with its address at 1040 1st Ave Suite 190 New York NY, 10022 (“FirstFire”). The Company and FirstFire may be individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, as of the Effective Date, FirstFire maintains ownership of the following assets in the Company: a promissory note in the principal amount of $137,500, issued by the Company on October 19, 2016, with a current outstanding balance, including all principal and interest, of $142,083 (the “Note”).

WHEREAS, the Company wishes to exercise its right to repay the Note and make payment to FirstFire in the amount of $177,604 equal to the sum of: 125% multiplied by the Principal Amount of $137,500 plus accrued interest of $4,583 on the Principal Amount.

WHEREAS, the Parties wish to convert $100,000 of the balance currently owed into 333,333 shares of the Company’s Common Stock (the “Shares”) at the fixed conversion price of $0.30 per share and to repay the remaining balance owed of $77,604 in cash.

WHEREAS, the Parties wish to enter into this Agreement and fully settle the Company’s debt to FirstFire as outlined above;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

AGREEMENT

1. Settlement and Release of Claims. Upon execution of this Agreement and payment of $77,604 in cash and delivery of the Shares (as defined below), in consideration of the terms and conditions of this Agreement, FirstFire hereby agrees to: (i) cancel and forever terminate the Note; and (ii) terminate the existing 15,000,000 Reserved Shares on the Company authorized but un-issued shares of common stock, pursuant to the “Transfer Agent Notification Letter” attached hereto as Exhibit A.

2. Information on the Company. FirstFire has been furnished with or has had access at the EDGAR Website of the United States Securities and Exchange Commission (the “SEC”) to the Company's periodic and annual reports filed with the SEC. In addition, FirstFire has received from the Company such other information concerning its operations, financial condition and other matters as Firstfire has requested and considered all factors Firstfire deems material in deciding on the advisability of receiving the Shares.

3. Information on FirstFire. Firstfire is, and will be at the time issuance of the Shares an "accredited investor", as such term is defined in Regulation D promulgated by the SEC under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Firstfire to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed issuance, which represents a speculative investment. Firstfire is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding FirstFire is accurate.

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4. Issuance of Securities. Upon execution of this Agreement, FirstFire will be issued the Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

5. Compliance with Securities Act. FirstFire understands and agrees that the Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of FirstFire contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act, or is eligible under Rule 144, or any applicable state securities laws or is exempt from such registration.

6. Shares Legend. The Shares issued shall bear the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

7. Piggyback Registration Rights. If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than FirstFire) any of its stock or other securities in connection with the public offering of such securities solely for, the Company shall, at such time, promptly give FirstFire written notice of such registration. Upon the written request of FirstFire given within 10 days after receipt of such notice by FirstFire, the Company shall cause to be registered the Shares issued herein that Firstfire has requested to be registered.

8. Miscellaneous.

a. Necessary Acts. Each Party to this Agreement agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

b. Entire Agreement; Modifications; Waiver. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter contained in it. This Agreement supersedes all prior and contemporaneous agreements, representations, and understandings of the Parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the Parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the Party making the waiver.

c. Dispute Resolution. The subject matter of this Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to its choice of law principles), and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

d. Attorney’s Fees. Should any Party hereto employ an attorney for the purpose of enforcing or constituting this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other Party or Parties thereto reimbursement for all reasonable attorneys’ fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding. The “prevailing party” means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

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e. No Oral Change; Waiver. This Agreement may only be changed, modified, or amended in writing by the mutual consent of the Parties hereto. The provisions of this Agreement may only be waived in or by writing signed by the Party against whom enforcement of any waiver is sought.

f. Severability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect. If any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If any compensation provision is deemed unenforceable or illegal, then in the case of the delivery of common stock to FirstFire, FirstFire shall be entitled to receive a cash benefit equal to the value of the common stock that would have been tendered had such a provision not been illegal or unenforceable.

g. Execution of the Agreement. The Company, the party executing this Agreement on behalf of the Company, and FirstFire, have the requisite corporate power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder. All corporate proceedings have been taken and all corporate authorizations and approvals have been secured which are necessary to authorize the execution, delivery and performance by the Company and FirstFire of this Agreement. This Agreement has been duly and validly executed and delivered by the Company and Firstfire and constitutes a valid and binding obligation, enforceable in accordance with the respective terms herein. Upon delivery of this Agreement, this Agreement, and the other agreements and exhibits referred to herein, will constitute the valid and binding obligations of Company, and will be enforceable in accordance with their respective terms.

h. Acknowledgments and Assent. The Parties acknowledge that they have been given at least ten (10) days to consider this Agreement and that they were advised to consult with an independent attorney prior to signing this Agreement and that they have in fact consulted with counsel of their own choosing prior to executing this Agreement. The Parties may revoke this Agreement for a period of three (3) calendar days after signing this Agreement, and the Agreement shall not be effective or enforceable until the expiration of this three (3) day revocation period. The Parties agree that they have read this Agreement and understand the content herein, and freely and voluntarily assent to all of the terms herein.

***SIGNATURE PAGE FOLLOWS***

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SIGNATURE PAGE

IN WITNESS WHEREOF the Parties have executed this Agreement effective as of the day and year first above written.

COMPANY		FIRSTFIRE

Indoor Harvest Corp		FirstFire Global Opportunities Fund, LLC.

By:	Chad Sykes	By:	Eli Fireman
Its:	Chief Innovation Officer

A FACSIMILE COPY OF THIS AGREEMENT SHALL HAVE THE SAME LEGAL EFFECT AS AN ORIGINAL OF THE SAME.

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EXHIBIT A

Transfer Agent Notification Letter

Vstock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

E-mail: info@vstocktransfer.com

Dear VStock Transfer:

On October 19, 2016, Indoor Harvest Corp (the “Company”) issued FirstFire Global Opportunities Fund, LLC (“Firstfire”), a convertible promissory note in the principal amount of $137,500 (the “Note”). Concurrently with the Note, the Company and FirstFire entered into a security purchase agreement whereby 15,000,000 shares (the “Security Shares”) of the Company’s common stock were reserved and to be held by FirstFire as security against repayment of the Note.

On March 20, 2017, the Company and Firstfire entered into a settlement agreement (the “Settlement Agreement,” a copy of which has been delivered to your offices) whereby FirstFire has released its claims against the Company relating to the Note, retired the Note, cancelled the Security Agreement and agreed to return the Security Shares back to the Company’s treasury of authorized but un-issued shares of common stock.

Please be advised that the Security Agreement has been terminated and you are hereby instructed to lift the reserve and return the 15,000,000 shares of the Company’s common stock back into the Company’s treasury of authorized but un-issued shares of common stock.

Agreed, Acknowledged And Confirmed By: Indoor Harvest Corp		FirstFire Global Opportunities Fund, LLC

By:	Chad Sykes	By:	Eli Fireman
Its:	Chief Innovation Officer

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